Exhibit 10.1

SECOND AMENDMENT

This SECOND AMENDMENT, dated as of April 29, 2015 (this “Amendment”), to the Credit Agreement referred to below is made among INTRAWEST OPERATIONS GROUP HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), INTRAWEST OPERATIONS GROUP, LLC, a Delaware limited liability company (the “Borrower”), the Consenting Lenders and the Replacement Lender (each as defined below) and GOLDMAN SACHS LENDING PARTNERS LLC, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

A. Reference is hereby made to the Credit Agreement, dated as of December 9, 2013 (as amended by the Incremental Amendment, dated as of September 19, 2014, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), the Administrative Agent, Goldman Sachs Lending Partners, LLC, as swing line lender, and Goldman Sachs Bank USA, as issuing bank.

B. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein.

C. Subject to the conditions set forth herein, each Lender party to the Credit Agreement immediately prior to the effectiveness of this Amendment that is executing a counterpart of this Amendment (each, a “Consenting Lender”) is willing to agree to such amendments of the Credit Agreement.

D. The Borrower is electing to replace each Lender that holds an Initial Term Loan immediately prior to the effectiveness of this Amendment that is not executing a counterpart of this Amendment (each, a “Non-Consenting Lender”) pursuant to Section 2.24 of the Credit Agreement.

E. Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Goldman Sachs Lending Partners LLC, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. will act as joint lead arrangers and joint bookrunners for this Amendment (in such capacities, the “Second Amendment Arrangers”).

F. Bank of America, N.A. (the “Replacement Lender”) wishes to purchase the Initial Term Loans of each of the Non-Consenting Lenders and to consent to the amendments set forth herein.

Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. [RESERVED].

SECTION 2. Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Second Amendment”: the Second Amendment, dated as of April 29, 2015, among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date”: the effective date of the Second Amendment, which was April 29, 2015.

(b) The definition of the term “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and inserting in lieu thereof the following new clause (i):

“(i) with respect to Initial Term Loans, a rate per annum equal to (A) with respect to Base Rate Loans, (x) prior to the Second Amendment Effective Date, 3.50% and (y) on and after the Second Amendment Effective Date, 2.75% and (B) with respect to Eurodollar Rate Loans, (x) prior to the Second Amendment Effective Date, 4.50% and (y) on and after the Second Amendment Effective Date, 3.75%.

(c) Section 2.12(b) of the Credit Agreement is hereby amended by inserting the phrase “(as in effect prior to the Second Amendment Effective Date)” immediately before the phrase “Applicable Margin” each place it appears therein.

(d) Section 2.14(c) of the Credit Agreement is hereby amended by (i) inserting the letter “(x)” immediately prior to the phrase “on or prior to the first anniversary of the Closing Date” appearing in the first sentence therein and (ii) inserting the phrase “or (y) after the Second Amendment Effective Date and on or prior to the first anniversary of the Second Amendment Effective Date, all or any portion of the Initial Term Loans, in each case,” immediately prior to the phrase “(i) are voluntarily prepaid or terminated”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders that, as of the Second Amendment Effective Date: (i) such Person (A) has the requisite corporate or other organizational power and authority to make, deliver and perform this Amendment and to perform the Credit Agreement after giving effect to this Amendment (the Credit Agreement as so amended, the “Amended Agreement”) and (B) has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the performance of the Amended Agreement, (ii) this Amendment has been duly executed and delivered by such Person and constitutes a legal, valid and binding obligation of each such Person enforceable against each of them in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (iii) the execution, delivery and performance of this Amendment, the performance of the Amended Agreement and the consummation of the transaction contemplated hereby will not violate in any material respect any Requirement of Law (except this shall not apply to tax, employee benefit or environmental matters, which are covered exclusively by Sections 3.10, 3.13 and 3.17 of the Amended Agreement, respectively) or any Contractual Obligation of any Intrawest Group Member, other than any violation that could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents and Liens permitted by Section 6.3), (iv) no material consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required in connection with the borrowings hereunder or the execution, delivery or performance of this Amendment or the performance of the Amended Agreement, except (1) those consents, authorizations, filings and notices that have been obtained or made and are in full force and effect, (2) those consents, authorizations, filings and notices, the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect and (3) the filings or other actions referred to in Section 3.19 of the Amended Agreement and (v)(A) after giving effect to this Amendment, the representations and warranties contained in the Amended Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and (B) no event has occurred and is continuing or would result from the consummation of this Amendment that would constitute a Default or an Event of Default.

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SECTION 4. [Reserved].

SECTION 5. Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Second Amendment Effective Date”) that each of the following conditions precedent shall have been satisfied or waived in accordance with the terms of the Credit Agreement:

(a) The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer or signatory of (i) Holdings, (ii) the Borrower, (iii) the Consenting Lenders representing the Required Lenders under the Credit Agreement (as in effect immediately prior to effectiveness of this Amendment) and (iv) the Replacement Lender, which together with such Consenting Lenders, shall represent 100% of the Initial Term Lenders after giving effect to the assignment contemplated by Section 7 below, and an Acknowledgement of Guarantors, executed and delivered by a duly authorized officer or signatory of each Guarantor.

(b) The Administrative Agent shall have received a duly executed Assignment and Acceptance in respect of each Non-Consenting Lender’s Initial Term Loans in accordance with Section 2.24 of the Credit Agreement.

(c) The Administrative Agent and MLPFS shall have received, in form and substance reasonably acceptable to the Administrative Agent and MLPFS, a legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to Holdings and the Borrower, dated the Second Amendment Effective Date and addressed to the Administrative Agent and the Lenders.

(d) The representations and warranties of Holdings and the Borrower set forth in Section 3 hereof shall be true and correct as of the Second Amendment Effective Date, and the Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming the truth and correctness thereof, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

(e) As of the Second Amendment Effective Date, no event shall have occurred and be continuing or would result from the consummation of this Amendment that would constitute a Default or an Event of Default.

(f) MLPFS shall have received payment of all fees payable in connection with this Amendment, and the Administrative Agent and the Second Amendment Arrangers shall have received all other amounts due and payable on or prior to the Second Amendment Effective Date, including payment of all expenses required to be paid in connection with this Amendment pursuant to Section 9.5 of the Credit Agreement or otherwise and for which reasonably detailed invoices have been presented at least three Business Days prior to the Second Amendment Effective Date.

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Non-Reliance on Administrative Agent. Each of the Replacement Lender and the Consenting Lenders acknowledges that it has, independently and without reliance upon the Administrative Agent, any Second Amendment Arranger or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decisions to enter into this Amendment. Each of the Replacement Lender and the Consenting Lenders also represents that it will, independently and without reliance upon the Administrative Agent, any Second Amendment Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Amendment, the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates.

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SECTION 7. Non-Consenting Lenders. The parties hereto acknowledge that pursuant to Section 2.24 of the Credit Agreement, the Borrower may, by notice to the Administrative Agent and any Non-Consenting Lender, cause such Non-Consenting Lender to assign its outstanding Loans and Commitments in full to one or more Lenders in accordance with the provisions of Section 9.6 of the Credit Agreement, and each Non-Consenting Lender has authorized the Administrative Agent to execute and deliver such documentation on behalf of such Non-Consenting Lender as may be required to give effect to such assignment. Subject to the satisfaction of the conditions specified in Section 5 above, but effective as of the Second Amendment Effective Date, each Non-Consenting Lender shall cease to be, and shall cease to have any of the rights and obligations of, a “Lender” under the Credit Agreement (except for those provisions that provide for their survival, which provisions shall survive and remain in full force and effect for the benefit of the Non-Consenting Lenders).

SECTION 8. [Reserved].

SECTION 9. Expenses; Indemnity. Section 9.5 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such section was set forth in full herein.

SECTION 10. [Reserved].

SECTION 11. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 12. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13. Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its Property in any legal action or proceeding relating to this Amendment, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth in Section 9.2 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that the Administrative Agent and the Lenders retain the right to bring proceedings against any Loan Party in the courts of any other jurisdiction in connection with the exercise of any rights under any Security Document or the enforcement of any judgment;

(e) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 13 any special, exemplary, punitive or consequential damages.

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SECTION 14. WAIVERS OF JURY TRIAL. HOLDINGS, THE BORROWER, THE ADMINISTRATIVE AGENT, THE REPLACEMENT LENDER AND EACH CONSENTING LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 15. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings, the Borrower or the other Loan Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 16. Other Agreements. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Initial Term Loans as not qualifying as a  “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INTRAWEST OPERATIONS GROUP HOLDINGS, LLC, as Holdings

By: /s/ Travis Mayer

Name: Travis Mayer

Title: Executive Vice President, Chief Financial Officer and Treasurer

INTRAWEST OPERATIONS GROUP, LLC, as the Borrower

By: /s/ Travis Mayer

Name: Travis Mayer

Title: Executive Vice President, Chief Financial Officer and Treasurer

[Intrawest Second Amendment]

GOLDMAN SACHS LENDING PARTNERS LLC, as Administrative Agent

By: /s/ Anna Ashurov
       Authorized Signatory

[Intrawest Second Amendment]

BANK OF AMERICA, N.A., as a Consenting Lender and the Replacement Lender

By: /s/ Bernard J. Tsang
       Name: Bernard J. Tsang
       Title: Director

[Intrawest Second Amendment]

___________________________________,
as a Consenting Lender

By:
       Name:
       Title:

[Intrawest Second Amendment]